===============================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 27, 2003

                              PLAINS RESOURCES INC.
               (Exact name of registrant as specified in charter)

        Delaware                                         13-2898764
(State of Incorporation)                    (I.R.S. Employer Identification No.)

                                     0-9808
                              (Commission File No.)

                          500 Dallas Street, Suite 700
                              Houston, Texas 77002
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (713) 739-6700


===============================================================================

ITEM 5. Other Events

On February 27, 2003, Plains Resources Inc. issued a press release reporting 2002 earnings. The following was included in the press release:

Houston, Texas - February 27, 2003 - Plains Resources Inc. (NYSE:PLX) today reported net income of $10.1 million, or $0.40 per diluted share for the fourth quarter of 2002 compared to net income of $19.1 million, or $0.75 per diluted share for the fourth quarter of 2001. Income from continuing operations was $3.8 million, or $0.14 per diluted share for the fourth quarter of 2002 compared to $11.5 million, or $0.45 per diluted share for the fourth quarter of 2001. Results for Plains Exploration & Production Company (NYSE: PXP), which the Company distributed to its stockholders in a tax-free spin-off on December 18, 2002, are reflected as discontinued operations in the accompanying financial statements.

"The accomplishments of 2002 set the stage for the future of Plains Resources as a stand alone entity post the effective separation date of December 18, 2002. As a result, we enter 2003 with a solid balance sheet coupled with the anticipation of a strong free cash flow profile" stated Mr. John T. Raymond, Chief Executive Officer & President.

The Company reported equity in earnings from its investment in Plains All American Pipeline, L.P. (NYSE: PAA) of $4.7 million compared to $2.7 million in the fourth quarter of last year. The Company's cash distribution from PAA was $7.5 million in the fourth quarter of 2002.

Fourth quarter volumes from the Company's Florida properties were up 24% on an "as produced" basis, with production volumes of 2,848 barrels per day in the fourth quarter of 2002 compared to 2,304 barrels per day in the prior year quarter. In accordance with SEC Staff Accounting Bulletin 101, the Company's results reflect revenue from oil production in the period it is sold as opposed to when it is produced. The Company reported sales of 2,457 barrels of oil per day in the fourth quarter of 2002 compared to 3,163 barrels per day in the fourth quarter of 2001.

Annual Results:

For the full year, the Company reported net income of $37.5 million, or $1.48 per diluted share compared to net income of $153.3 million, or $4.75 per diluted share for 2001. Results for 2001 were impacted by special items including $170.2 million of pre-tax gains related to the sale of a portion of the Company's investment in PAA and gains related to PAA's 2001 equity offerings. Net income from continuing operations was $9.7 million, or $0.34 per diluted share for 2002 compared to $100.6 million, or $2.81 per diluted share for 2001.

For the full year, equity in earnings from PAA was $18.8 million compared to $18.5 million in 2001. The Company's cash distribution from PAA was $29.1 million in 2002.

Annual volumes from the Company's Florida properties increased 2% on an "as produced" basis, to 2,658 barrels per day in 2002 compared to 2,614 barrels per day in 2001. Reported sales volumes decreased to 2,381 barrels of oil per day in 2002 compared to 2,904 barrels per day in 2001.

Total proved reserves for the Company's Florida properties were 16.3 million barrels with a pre-tax net present value (discounted at 10%) of $87.9 million at December 31, 2002.

Conference Call/Webcast Instructions:

The Company will host a conference call to discuss the results and other forward-looking items on Thursday, February 27, 2003. The call will begin at 10:00 a.m. (central time). The dial-in conference number is: 800-233-2795 or international: 785-832-1077. Reference Conference I.D.#: Plains. The replay will be available for 2 weeks at 800-934-2729 or international at 402-220-1140.

To access the Internet webcast, please go to the Company's website at www.plainsresources.com http://www.plainsresources.com, under investor relations section choose "conference calls." Following the live webcast, the call will be archived for a period of sixty (60) days on the Company's website.

Plains is an independent energy company engaged in the acquisition, development and exploitation of crude oil and natural gas. Through its ownership in Plains All American Pipeline, L.P., Plains has interests in the midstream activities of marketing, gathering, transportation, terminalling and storage of crude oil. Plains is headquartered in Houston, Texas.

Except for the historical information contained herein, the matters discussed in this news release are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include, among other things, economic conditions, oil and gas price volatility, uncertainties inherent in the exploration for and development and production of oil and gas and in estimating reserves, regulatory changes and other factors discussed in Plains Resources' filings with the Securities and Exchange Commission.

Plains Resources Inc.
Consolidated Statements of Income
(Amounts in Thousands, except per share data)

                                                           Three Months Ended                  Year Ended
                                                               December 31,                    December 31,
                                                          ------------------------       --------------------------
                                                            2002           2001             2002            2001
                                                          ----------   -----------       --------------  ----------
Revenues

  Crude oil
    Sales                                                 $ 3,986         $ 2,902          $ 15,500         $ 12,753
    Hedging                                                  (189)           (850)             (613)          (1,172)
                                                          -------         -------          --------         --------
                                                            3,797           2,052            14,887           11,581
                                                          -------         -------          --------         --------

Costs and Expenses
  Production expenses                                       1,861           2,308             6,536            7,397
  General and administrative                                1,060            (137)            5,747           11,083
  Depreciation, depletion and amortization                    870           1,268             4,139            4,816
                                                          -------         -------          --------         --------
                                                            3,791           3,439            16,422           23,296
                                                          -------         -------          --------         --------
Other Income (Expense)

  Equity in earnings of Plains All American Pipeline, L.P.  4,747           2,742            18,807           18,540
  Gains on Plains All American Pipeline, L.P. unit
     transactions and public offerings                          -          19,068            14,512          170,157
  Loss on debt extinguishment                                   -               -           (10,319)               -
  Interest expense                                            (65)         (1,780)           (5,866)          (8,974)
  Interest and other income (expense)                         (24)             56               239             (312)
                                                          -------         -------          --------         --------
                                                            4,658          20,086            17,373          179,411
                                                          -------         -------          --------         --------
Income From Continuing Operations Before Income Taxes       4,664          18,699            15,838          167,696
  Income tax benefit (expense)
    Current                                                   140             932               963           (3,933)
    Deferred                                               (1,027)         (8,094)           (7,069)         (63,139)
                                                          -------         -------          --------         --------
Income From Continuing Operations                           3,777          11,537             9,732          100,624
  Income from discontinued operations, net of tax           6,300           7,572            27,800           54,693
                                                          -------         -------          --------         --------
Income before cumulative effect of accounting change       10,077          19,109            37,532          155,317
  Cumulative effect of accounting change, net of tax            -               -                 -           (1,986)
                                                          -------         -------          --------         --------
Net Income                                                 10,077          19,109            37,532          153,331
  Cumulative preferred dividends                             (350)           (349)           (1,400)         (27,245)
                                                          -------         -------          --------         --------
Income Available to Common Stockholders                   $ 9,727         $18,760          $ 36,132         $126,086
                                                          =======         =======          ========         ========
Earnings Per Share (in dollars)
  Basic
    Income from continuing operations                     $  0.14         $  0.47          $   0.35         $   3.48
    Discontinued operations                                  0.26            0.32              1.16             2.59
    Change in accounting policy                                 -               -                 -            (0.09)
                                                          -------         -------          --------         --------
                                                             0.40         $  0.79          $   1.51         $   5.98
                                                          =======         =======          ========         ========
  Diluted
    Income from continuing operations                     $  0.14         $  0.45          $   0.34         $   2.81
    Discontinued operations                                  0.26            0.30              1.14             2.01
    Change in accounting policy                                 -               -                 -            (0.07)
                                                          -------         -------          --------         --------
                                                          $  0.40         $  0.75          $   1.48         $   4.75
                                                          =======         =======          ========         ========
Weighted average shares outstanding
    Basic                                                  24,006          23,719            23,871           21,090
    Diluted                                                24,420          25,416            24,451           27,244

                                       4

Plains Resources Inc.
Financial and Operating Data (unaudited)



                                                     Three Months Ended December 31,          Year Ended December 31,
                                                     -------------------------------         -----------------------
                                                           2002             2001               2002            2001
                                                     -----------------  ------------         ------------   ---------
Distributions from PAA
   General partner interest                               $   683         $   433           $ 2,231          $ 1,619
   Limited Partner Units                                    6,822           6,524            26,832           29,934
                                                          -------         -------           -------          -------
                                                          $ 7,505         $ 6,957           $29,063          $31,553
                                                          =======         =======           =======          =======
Production Volumes
   Oil and liquids (MBbls)                                    262             212               970              954
Daily Average Production Volumes
   Oil and liquids (Bbls)                                   2,848           2,304             2,658            2,614
Sales Volumes
   Oil and liquids (MBbls)                                    226             291               869            1,060
Daily Average Sales Volumes
   Oil and liquids (Bbls)                                   2,457           3,163             2,381            2,904

Unit Economics (in dollars)
   Average Oil & Liquids Sales Price ($/Bbl)
     Average NYMEX                                        $ 28.23         $ 20.53           $ 26.15          $ 26.01
     Hedging revenue (expense)                              (0.84)          (2.92)            (0.71)           (1.11)
     Differential                                          (10.59)         (10.56)            (8.31)          (13.97)
                                                          -------         -------           -------          -------
     Net realized price                                     16.80            7.05             17.13            10.93
   Average Production Expenses per Bbl                      (8.23)          (7.93)            (7.52)           (6.98)
                                                          -------         -------           -------          -------
   Gross Margin per Bbl                                   $  8.57         $ (0.88)          $  9.61          $  3.95
                                                          =======         =======           =======          =======


Plains Resources Inc.
Consolidated Balance Sheets
(in thousands of dollars)

                                                                                 December 31,
                                                                        ------------------------------
                                                                            2002               2001
                                                                        -----------         ----------
                                      ASSETS
Current Assets
     Cash and cash equivalents                                            $       8,807       $     1,179
     Accounts receivable and other current assets                                 3,104            21,566
     Commodity hedging contracts and other derivatives                                -            23,257
     Inventory                                                                    2,305             6,721
                                                                         --------------      -------------
                                                                                 14,216            52,723
                                                                         --------------      -------------
Property and Equipment, at cost
     Oil and natural gas properties - full cost method                          349,517           941,404
     Other property and equipment                                                    27             4,003
                                                                         --------------      -------------
                                                                                349,544           945,407
     Less allowance for depreciation, depletion and amortization               (299,214)         (437,982)
                                                                         --------------      -------------
                                                                                 50,330           507,425
                                                                         --------------      -------------
Investment in Plains All-American Pipeline, L.P.                                 70,042            64,626
                                                                         --------------      -------------
Other Assets
     Deferred income taxes                                                       16,957                 -
     Other                                                                        9,867            24,014
                                                                         --------------      -------------
                                                                                 26,824            24,014
                                                                         --------------      -------------
                                                                          $     161,412       $   648,788
                                                                         ==============      =============
                 LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
     Accounts payable and other current liabilities                       $       8,187       $    62,181
     Current maturities of long-term debt                                        18,000               511
                                                                         --------------      -------------
                                                                                 26,187            62,692
                                                                         --------------      -------------
Long-Term Debt
     Bank debt                                                                   27,000            11,500
     Subordinated debt                                                                -           269,539
     Other                                                                            -             1,022
                                                                         --------------      -------------
                                                                                 27,000           282,061
                                                                         --------------      -------------
Other Long-Term Liabilities                                                       2,716             4,889
                                                                         --------------      -------------
Deferred Income Taxes                                                                 -            44,294
                                                                         --------------      -------------
Stockholder' Equity
     Series D Cumulative Convertible Preferred Stock                             23,300            23,300
     Common Stock                                                                 2,806             2,768
     Additional paid-in capital                                                 273,162           268,520
     Retained earnings (deficit)                                               (103,882)           37,676
     Accumulated other comprehensive income                                      (2,862)           13,930
     Treasury stock, at cost                                                    (87,015)          (91,342)
                                                                         --------------      -------------
                                                                                105,509           254,852
                                                                         --------------      -------------
                                                                          $     161,412       $   648,788
                                                                         ==============      =============




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PLAINS RESOURCES INC.



Date:  February 27, 2003                /s/ Stephen A. Thorington
                                      -----------------------------
                                            Stephen A. Thorington
                                            Executive President and
                                            Chief Financial Officer